Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events
SUBSEQUENT EVENTS
Dividends and Return of Stated Capital
On February 12, 2018, preferred share dividends in the amount of $2 million and common share dividends in the amount of $5 million were declared. On the same date, a return of stated capital in the amount of $128 million was approved.